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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 Or 15(D) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 1, 2005
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                            IMAGE ENTERTAINMENT, INC.
             (Exact name of registrant as specified in its charter)
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         California                  0-11071                   84-0685613
(State or other jurisdiction       (Commission              (I.R.S. Employer
     of incorporation)             File Number)          Identification Number)

         20525 Nordhoff Street, Suite 200, Chatsworth, California 91311
          (Address of principal executive offices, including zip code)

                                 (818) 407-9100
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.24d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.23e-4(c))


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Item 1.01.  Entry into a Material Definitive Agreement.

     On August 1, 2005, Image Entertainment, Inc. (the "Company") entered into an exclusive distribution agreement with The Criterion Collection expiring December 31, 2010, to exclusively distribute The Criterion Collection in North America. The Company will pay Criterion a non-refundable, non-recoupable payment of $1,500,000 in twelve equal monthly payments. The Company will purchase units from Criterion at a discounted wholesale rate.

Item 2.01.  Completion of Acquisition of Assets.

     On August 1, 2005,the Company entered into a stock purchase agreement and acquired all of the outstanding capital stock of Public Media, Inc., a Delaware corporation, d.b.a. Home Vision Entertainment from Adrianne Furniss and Charles Benton for $8 million in cash. The purchase was financed by the Company's existing long-term lender, Wells Fargo Foothill, Inc. The Company also entered into non-compete and consulting agreements with Ms. Furniss, Home Vision's former CEO, pursuant to which the Company will pay her $500,000 over three years. A copy of the press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

Item 8.01.  Other Events.

     To discuss the above disclosed Items 1.01 and 2.01, the Company will hold a telephonic conference call with simultaneous Web cast on Thursday, August 4, 2005, beginning at 4:30 PM Eastern time. To listen to the live conference call, dial (866) 550-6338 and enter the confirmation code of 1810464. International participants please dial (850) 521-5100 and use the same confirmation code. A Web cast of the call is also available at www.image-entertainment.com and through Thomson StreetEvents at www.earnings.com.

     A recording of the call will be available until August 11, 2005. To access the recording, dial (888) 203-1112 and enter the confirmation code of 1810464. International participants please dial (719) 457-0820 and use the same confirmation code. The Web cast of the call will also be available for replay at www.image-entertainment.com and through Thomson StreetEvents at www.earnings.com.

     Unless otherwise required by law, the Company disclaims any obligation to release publicly any updates or any changes in its expectations or any change in events, conditions, or circumstances on which any forward-looking statements are based.

Item 9.01.  Financial Statements and Exhibits.

   (a) Financial statements of business acquired.

     Financial statements required by this item will be filed by amendment not later than 71 days after the date that this initial report on Form 8-K must be filed.

   (b) Pro forma financial information.

     Pro forma financial information required by this item will be filed by amendment not later than 71 days after the date that this initial report on Form 8-K must be filed.


   (c) Exhibits.

       99.1     Press Release dated August 2, 2005


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                IMAGE ENTERTAINMENT, INC.


Dated:     August 2, 2005                  By:  /s/ JEFF M. FRAMER
                                                --------------------------------
                                                Name     Jeff M. Framer
                                                Title:   Chief Financial Officer